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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-54544) of PetroCorp Incorporated of our report dated March 9, 2001, relating to the audited financial statements, which appear in the issuer company's Annual Report on Form 10-K/A for the year ended December 31, 2000, we also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                     /s/  PRICEWATERHOUSECOOPERS LLP
                                          --------------------------------
                                          PricewaterhouseCoopers LLP

Tulsa, Oklahoma

April 3, 2001